                                                                Exhibit 99
FOR IMMEDIATE RELEASE

May 2, 2007

Company:	Dominion

Contacts:
Media:	Mark Lazenby (804) 819-2042, Mark.Lazenby@Dom.com
Analysts:	Greg Snyder (804) 819-2383, James.Gregory.Snyder@Dom.com Fiona McCarthy (804) 819-2447, Fiona.R.McCarthy@Dom.com

DOMINION ANNOUNCES FIRST QUARTER 2007 EARNINGS

Conference call scheduled for 10 a.m. EDT today

RICHMOND, Va. - Dominion (NYSE: D) announced today unaudited net income determined in accordance with Generally Accepted Accounting Principles (GAAP) for the three months ended March 31, 2007 of $453 million ($1.29 per share) compared to net income of $534 million ($1.53 per share) for the same period last year.

Operating earnings for the three months ended March 31, 2007 amounted to $525 million ($1.50 per share) compared to operating earnings of $573 million ($1.64 per share) for the three months ended March 31, 2006. Operating earnings are defined as GAAP earnings adjusted for certain items.

Dominion uses operating earnings as the primary performance measurement of its earnings outlook and results for public communications with analysts and investors. Dominion also uses operating earnings internally for budgeting, reporting to the board of directors and for the company’s annual incentive plan. Dominion management believes operating earnings provide a more meaningful representation of the company’s fundamental earnings power.

Business segment results and detailed descriptions of items included in 2007 and 2006 GAAP earnings but excluded from operating earnings can be found on Schedules 1, 2 and 3 of this release.

Thomas F. Farrell II, chairman, president and chief executive officer, said:

“Our first-quarter results again reflect the strength of the core businesses that will remain after we successfully reposition the company. Adjusting for the impact of weather and unrecovered Virginia fuel expenses, first-quarter 2007 total operating earnings per share for our delivery, energy and generation segments were 9 percent higher than in the first quarter of 2006.

“As indicated by our announcement that we have reached an agreement to sell our offshore gas and oil operations, we remain on target to carry out our strategic initiatives. Robust economic growth in Virginia, combined with planned expansions in merchant generation, natural gas pipelines and storage, will position us to grow long-term operating earnings per share 4 to 6 percent on an average annual basis.”

First-quarter 2007 operating earnings compared to 2006

First-quarter 2007 operating earnings of $1.50 per share compare to operating earnings of $1.64 per share in the first quarter of 2006. The decrease is primarily attributable to the absence of a mark-to-market benefit from hedges de-designated following Hurricanes Katrina and Rita, higher unrecovered Virginia fuel expenses, lower contributions from the company’s producer services business, and higher DD&A expenses in the company’s E&P business. These negatives were partially offset by a return to comparatively normal weather in the electric and gas utility service areas and higher contributions from the company’s retail energy marketing, gas transmission and merchant generation businesses.

Complete details of first-quarter 2007 operating earnings compared to 2006 can be found on Schedules 4 and 5 of this release.

Conference call today

Dominion will host its first-quarter earnings conference call at 10 a.m. EDT on Wednesday, May 2, at which time Dominion management will discuss 2007 financial results and provide an update on the company’s strategic initiatives as well as other matters of interest to the financial community.

Domestic callers should dial (866) 710-0179. The passcode for the conference call is “Dominion.” International callers should dial (334) 323-9871. Participants should dial in 10 to 15 minutes prior to the scheduled start time. Members of the media also are invited to listen.

A live Web cast of the conference call will be available on the company’s investor information page at http://www.dom.com/investors/ir.jsp.

A replay of the conference call will be available beginning about 1 p.m. EDT May 2 and lasting until 11 p.m. EDT May 9. Domestic callers may access the recording by dialing (877) 919-4059. International callers should dial (334) 323-7226. The PIN for the replay is 63604226. Additionally, a replay of the Web cast will be available on the company’s investor information page by the end of the day May 2.

Dominion is one of the nation's largest producers of energy, with a portfolio of about 26,300 megawatts of generation, about 6.5 trillion cubic feet equivalent of proved natural gas reserves and 7,800 miles of natural gas transmission pipeline. Dominion also owns and operates the nation's largest underground natural gas storage system with about 960 billion cubic feet of storage capacity and serves retail energy customers in eleven states. For more information about Dominion, visit the company's Web site at http://www.dom.com/.

This release contains certain forward-looking statements, including our projected future long-term operating earnings growth rate, that are subject to various risks and uncertainties. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations may include factors that are beyond the company's ability to control or estimate precisely, such as fluctuations in energy-related commodity prices, including changes in the cost of fuel for our regulated electric business, the timing of the closing dates of acquisitions or divestitures (including our divestiture of The Peoples Natural Gas Company and Hope Gas, Inc. and any divestiture of our natural gas and oil assets), the amount of net proceeds received from any divestitures, additional risk exposure associated with the termination of business interruption and offshore property damage related to our exploration and production operations and our inability to replace such insurance on commercially reasonable terms, estimates of future market conditions, estimates of proved and unproved reserves, the company’s ability to meet its natural gas and oil production forecasts, the behavior of other market participants, and the effects of hurricanes on our operations, gas and oil production and realized prices. Other factors include, but are not limited to, weather conditions, governmental regulations, economic conditions in the company's service area, risks of operating businesses in regulated industries that are subject to changing regulatory structures, changes to regulated gas and electric rates collected by Dominion, risks associated with the realignment of our operating assets (including the potential dilutive effect on earnings in the near term, costs associated with any sale of our exploration and production business and the redeployment of proceeds from any sales), changes to rating agency requirements and ratings, changing financial accounting standards, trading counter-party credit risks, risks related to energy trading and marketing, and other uncertainties. Other risk factors are detailed from time to time in Dominion’s most recent quarterly report on Form 10-Q or annual report on Form 10-K filed with the Securities & Exchange Commission.

###

Schedule 1 - Segment Operating Earnings

Unaudited
(millions, except earnings per share)	Three months ended March 31,
	2007	2006	Change
Operating Revenue (GAAP Based)	$ 4,712	$ 4,951	$ (239)

Earnings:
Dominion Delivery	$ 199	$ 156	$ 43
Dominion Energy	102	107	(5)
Dominion Generation (1)	139	138	1
Dominion Exploration & Production	138	230	(92)
Corporate	(53)	(58)	5
OPERATING EARNINGS	$ 525	$ 573	$ (48)
Items excluded from operating earnings (1) (2)	(72)	(39)	(33)
GAAP EARNINGS	$ 453	$ 534	$ (81)

Common Shares Outstanding (average, diluted)	350.8	348.1

Earnings Per Share (EPS):
Dominion Delivery	$ 0.57	$ 0.45	$ 0.12
Dominion Energy	0.29	0.31	(0.02)
Dominion Generation (1)	0.40	0.39	0.01
Dominion Exploration & Production	0.39	0.66	(0.27)
Corporate	(0.15)	(0.17)	0.02
OPERATING EARNINGS	$ 1.50	$ 1.64	$ (0.14)
Items excluded from operating earnings (1) (2)	(0.21)	(0.11)	(0.10)
GAAP EARNINGS	$ 1.29	$ 1.53	$ (0.24)

(1)   2006 amounts have been recast to exclude from operating earnings the loss from discontinued operations of three merchant generation facilities (Troy, Pleasants, Armstrong) sold in March 2007.

(2)   Refer to schedules 2 and 3 for details related to items excluded from operating earnings, or find "GAAP Reconciliation" on Dominion's Web site at www.dom.com/investors/

Schedule 2 - Reconciliation of 2007 Operating Earnings to GAAP

2007 Earnings (Three months ended March 31, 2007)

The net effects of the following items, all shown on an after-tax basis, are included in 2007 reported earnings, but are excluded from operating earnings:

•
$28 million in losses from discontinued operations of three merchant generation facilities (Troy, Pleasants, Armstrong) reflecting the loss on disposal of these facilities in March 2007 ($25 million) and a loss from normal operations ($3 million);

•	$16 million in charges related to litigation reserves;
•	$9 million in charges related to the potential sale of non-Appalachian E&P assets;
•	$5 million in charges related to the pending sale of Dominion Peoples and Dominion Hope natural gas local distribution companies;
•	$4 million of impairment charges related to securities held in nuclear decommissioning trust funds; and
•	$10 million in other charges, including a contract termination settlement.

(millions, except per share amounts)	1Q07	2Q07	3Q07	4Q07	YTD 2007
Operating earnings	$525				$525
Items excluded from operating earnings (after-tax):
Discontinued operations - merchant generation facilities
Loss on disposal of assets	(25)				(25)
Loss from normal operations	(3)				(3)
Litigation reserves	(16)				(16)
Charges related to potential sale of non-Appalachian E&P assets	(9)				(9)
Net charges related to the pending sale of Dominion Peoples
and Dominion Hope natural gas distribution companies	(5)				(5)
Impairment of securities - nuclear decommissioning trusts	(4)				(4)
Other charges, including a contract termination settlement	(10)				(10)
Total items excluded from operating earnings	(72)				(72)
Reported net income	$453				$453

Common shares outstanding (average, diluted)	350.8				350.8

Operating earnings per share	$1.50				$1.50
Items excluded from operating earnings (after-tax)	(0.21)				(0.21)
Reported earnings per share	$1.29				$1.29

Schedule 3 - Reconciliation of 2006 Operating Earnings to GAAP

2006 Earnings (Twelve months ended December 31, 2006)

The net effects of the following items, all shown on an after-tax basis, are included in 2006 reported earnings, but are excluded from operating earnings:

•
$183 million in losses from discontinued operations of three merchant generation facilities (Troy, Pleasants, Armstrong) for which an agreement to sell was executed in December 2006 reflecting the impairment of assets ($164 million) and loss from normal operations ($19 million);

•	$91 million in charges related to the impairment of certain Dominion Capital investments;
•	$73 million in net charges related to the pending sale of Dominion Peoples and Dominion Hope natural gas local distribution companies;
•	$37 million in charges due to the SFAS133 impact related to certain interest rate swaps;
•
$34 million of impairment charges, including $17 million resulting from the cancellation of a pipeline project and $15 million resulting from a change in method of assessing other-than-temporary declines in the fair value of securities held in nuclear decommissioning trust funds;

•	$11 million of incremental charges related to Hurricanes Katrina and Rita;
•	$6 million in charges related to the write-off of a deferred merchant generation gas transportation contract;
•	$6 million gain on the sale of an investment in a natural gas storage development project; and
•	$5 million in other charges including charges related to the divesture of oil and gas properties.

(millions, except per share amounts)	1Q06	2Q06	3Q06	4Q06	YTD 2006
Operating earnings	$573	$300	$666	$275	$1,814
Items excluded from operating earnings (after-tax):
Discontinued operations - merchant generation facilities
Impairment of assets				(164)	(164)
Loss from normal operations	(5)	(6)	(4)	(4)	(19)
Dominion Capital related charges		(85)		(6)	(91)
Net charges related to the pending sale of Dominion Peoples and Dominion Hope natural gas
distribution companies	(21)	(7)	(7)	(38)	(73)
SFAS133 impact related to certain interest rate swaps		(37)			(37)
Impairment of assets			(6)	(28)	(34)
Hurricanes Katrina and Rita	(7)	(3)	(1)		(11)
Merchant generation contract write-off	(6)				(6)
Gain on sale of natural gas storage development project			5	1	6
Other		(1)	1	(5)	(5)
Total items excluded from operating earnings	(39)	(139)	(12)	(244)	(434)
Reported net income	$534	$161	$654	$31	$1,380

Common shares outstanding (average, diluted)	348.1	350.5	353.9	353.8	351.6

Operating earnings per share	$1.64	$0.86	$1.88	$0.78	$5.16
Items excluded from operating earnings (after-tax)	(0.11)	(0.40)	(0.03)	(0.69)	(1.23)
Reported earnings per share	$1.53	$0.46	$1.85	$0.09	$3.93

* Figures may not add due to rounding.
Full-year EPS may not equal sum of quarters due to share count differences.

Schedule 4 - Comparison of 1Q07 Earnings Drivers to 1Q06

	1Q07	1Q06
Description	Actual	Actual

GAAP earnings (mm)	$453	$534
Operating earnings (mm)	$525	$573
Average common shares outstanding, diluted (mm)	350.8	348.1
GAAP earnings per share	$1.29	$1.53
Operating earnings per share	$1.50	$1.64

Certain Items That Impacted Operating Earnings During Period:

Weather compared to normal - After-tax (mm) [1]	$3	($33)
FAS 133 - (Hedge Ineffectiveness/Other) - After-tax (mm)	$15	$17
FAS 133 - (Katrina/Rita Dedesignated Hedges) - After-tax (mm)	---	$75
Virginia Fuel Underrecovery - After-tax (mm)	($125)	($77)

Natural Gas Production (Bcf) [2]	78.5	74.3
Liquids Production (mmbbls) [2]	5.6	6.1
Equivalent Natural Gas Production (Bcfe) [2]	112.1	111.2

Avg. NYMEX Spot Price - Nat Gas ($/mmbtu)	$7.17	$8.98
Avg. NYMEX Spot Price - Oil ($/bbl)	$58.27	$62.48

Average Realized Price without Hedging Results - Natural Gas ($/mcf) [3]	$6.57	$7.99
Average Realized Price without Hedging Results - Liquids ($/bbl) [3]	$46.69	$53.35
Average Realized Price without Hedging Results - Gas Equivalent ($/mcfe) [3]	$6.95	$8.31

Average Realized Price with Hedging Results - Natural Gas ($/mcf) [3]	$5.80	$4.99
Average Realized Price with Hedging Results - Liquids ($/bbl) [3]	$35.47	$38.82
Average Realized Price with Hedging Results - Gas Equivalent ($/mcfe) [3]	$5.83	$5.51

E&P Lifting Costs ($/mcfe) [3,4]	$1.42	$1.43
E&P DD&A Rate ($/mcfe) [3]	$1.92	$1.66

VPP Volumes Delivered (Bcf)	9.0	14.6
VPP Net Revenue - Pre-tax ($mm)	$47	$79
VPP Net Revenue - After-tax ($mm)	$29	$49

Average PJM West Price (7x24) ($/MWh)	$55.81	$54.70
Average Mass Hub/New Eng. Price (7x24) ($/MWh)	$70.99	$68.48

Quarterly Common Dividend Rate ($/share)	$0.71	$0.69

1) After-tax impact on utility base revenue.
2) Includes Dominion Transmission, excludes VPPs.
3) Dominion E&P Only.
4) Includes transportation expense and BI insurance policy costs, net of VPP exchange and PHA fees received.

Schedule 5 - Reconciliation of 2007 Earnings to 2006

Preliminary, unaudited	Three Months Ended
(millions, except EPS)	March 31,
	2007 vs. 2006
	Increase / (Decrease)
Reconciling Items	Amount	EPS

Dominion Delivery
Regulated electric sales:
Weather	$7	$0.02
Customer growth	2	0.01
Regulated gas sales - weather	12	0.03
Interest expense	5	0.01
Retail energy marketing operations	10	0.03
Other	7	0.02
Change in contribution to operating earnings	$43	$0.12

Dominion Energy
Producer services	($22)	($0.07)
Gas Transmission margins	18	0.05
Electric Transmission operations	4	0.01
Other	(5)	(0.01)
Change in contribution to operating earnings	($5)	($0.02)

Dominion Generation
Regulated electric sales:
Weather	$15	$0.04
Customer growth	5	0.01
Other	3	0.01
Unrecovered Virginia fuel expenses	(48)	(0.13)
Merchant generation margin	13	0.04
Ancillary service revenue	9	0.03
Interest expense	4	0.01
Outage costs	(6)	(0.02)
Other	6	0.02
Change in contribution to operating earnings	$1	$0.01

Dominion E&P
Gas and Oil - production	(16)	(0.05)
Gas and Oil - prices	20	0.06
Operations and maintenance:
FAS133 - M2M/Hedge Ineffectiveness	(77)	(0.22)
Other O&M	(1)	0.00
DD&A	(20)	(0.06)
Interest Expense	(10)	(0.03)
Other	12	0.03
Change in contribution to operating earnings	($92)	($0.27)

Corporate & Other
Change in contribution to operating earnings	$5	$0.02

Change in consolidated operating earnings	($48)	($0.14)

Change in items excluded from operating earnings (1)	($33)	($0.10)

Change in net income (GAAP earnings)	($81)	($0.24)

(1)	Refer to schedules 2 and 3 for details of items excluded from operating earnings, or find "GAAP Reconciliation" on Dominion's Web site at www.dom.com/investors.